SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 10, 2003
                                 Date of Report
                        (Date of earliest event reported)

                          SORRENTO NETWORKS CORPORATION
               (Exact name of Registrant as specified in charter)

                                   NEW JERSEY
                 (State or other jurisdiction of incorporation)

         0-15810                                           22-2367234
(Commission File No.)                       (IRS Employer Identification Number)

                               9990 Mesa Rim Road
                           San Diego, California 92121
                     (Address of Principal Executive Office)

                                 (858) 558-3960
                         (Registrant's telephone number,
                              including area code)




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Item 7. Financial Statements, Pro forma financial information and exhibits.

( C ) Exhibits.

Exhibit 99.1: Press Release dated April 10, 2003

Item 9.  Regulation FD Disclosure

Sorrento Networks has reported its fourth quarter and fiscal year-end 2003 financial results. The Company's press release dated April 10 2003, announcing results in attached hereto exhibit 99.1.

Item 12.  Results of Operations and Financial Condition

Sorrento Networks has reported its fourth quarter and fiscal year-end 2003 results. The Company's press release dated April 10, 2003, announcing results in attached hereto exhibit 99.1.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SORRENTO NETWORKS CORPORATION

DATE:      April 10, 2003        By:   /s/ Joe R. Armstrong
                                       -----------------------------------------
                                       Joe R. Armstrong, Chief Financial Officer




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